Exhibit 99.1
Elastic Reports First Quarter Fiscal 2026 Financial Results

Q1 Revenue of $415 million, up 20% year-over-year (18% in constant currency)

SAN FRANCISCO, Aug 28, 2025 -- Elastic (NYSE: ESTC) (“Elastic”), the Search AI Company, announced financial results for its first quarter of fiscal 2026 ended July 31, 2025.

First Quarter Fiscal 2026 Financial Highlights

•Total revenue was $415 million, an increase of 20% year-over-year, or 18% on a constant currency basis
•Total subscription revenue was $389 million, an increase of 20% year-over-year, or 19% on a constant currency basis
•Sales-led subscription revenue (calculated as subscription revenue excluding monthly Elastic Cloud) was $339 million, an increase of 22% year-over-year, or 20% on a constant currency basis
•Elastic Cloud revenue was $196 million, an increase of 24% year-over-year, as reported and on a constant currency basis
•Current remaining performance obligations were $956 million, an increase of 18% year-over-year, or 17% on a constant currency basis
•GAAP operating loss was $9 million; GAAP operating margin was -2%
•Non-GAAP operating income was $65 million; non-GAAP operating margin was 16%
•GAAP net loss per share was $0.23; non-GAAP diluted earnings per share was $0.60
•Operating cash flow was $105 million with adjusted free cash flow of $116 million
•Cash, cash equivalents, and marketable securities were $1.494 billion as of July 31, 2025

“Elastic had an excellent Q1 and a strong start to the fiscal year surpassing the high end of our guidance across all metrics,” said Ash Kulkarni, Chief Executive Officer, Elastic. “Our growth was supported by the ongoing demand for our highly differentiated technology, and our sales team’s solid execution. With AI now clearly shaping technology decisions, our strong performance directly demonstrates the value that the Elastic Search AI platform delivers to our customers.”

First Quarter Fiscal 2026 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,550 compared to over 1,510 in Q4 FY25, and over 1,370 in Q1 FY25
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Expanded Elastic Cloud Serverless, now generally available in 1 region on Microsoft Azure, 3 regions on Google Cloud, and 6 regions on AWS
•Launched Elastic AI SOC Engine (EASE), a new serverless security package that uses AI to enhance threat detection, triage, and investigation in existing SIEM and EDR tools
•Introduced Logs Essentials, a new observability tier within Elastic Cloud Serverless, which enables critical log capabilities powered by Elasticsearch without operational overhead
•Improved vector search with faster query performance and ranking quality through default availability of Better Binary Quantization (BBQ) and algorithm ACORN-1 in Elasticsearch

•Delivered the general availability of Cross Cluster Search in Elasticsearch Query Language (ES|QL) with major enhancements in data enrichment, resilience, monitoring, observability, and scaling capabilities

Other Business Highlights
•Recognized as a Leader in 2025 Gartner® Magic Quadrant™ for Observability Platforms
•Recognized as a Leader in The Forrester Wave™: Security Analytics Platforms, Q2 2025
•Ranked #1 in AV-Comparatives Business Security Test (March - April 2025) with a perfect score in both the real-world protection and malware protection tests
•Collaborated with Dell and Nvidia to power the Dell AI Data Platform with Elasticsearch as the unstructured data engine
•Forged a strategic partnership with the U.S. General Services Administration (GSA) to enable federal agencies to modernize IT infrastructure using the Elastic Search AI platform
•Achieved the Federal Risk and Authorization Management Program (FedRAMP) High “In Process” status on AWS GovCloud (US)
•Awarded the 2025 Google Cloud DORA Award for Architecting for the Future with AI

Financial Outlook

The Company is providing the following guidance:

For the second quarter of fiscal 2026 (ending October 31, 2025):

•Total revenue is expected to be between $415 million and $417 million, representing 14% year-over-year growth at the midpoint (14% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 16%
•Non-GAAP diluted earnings per share is expected to be between $0.56 and $0.58, assuming between 108.5 million and 109.5 million diluted weighted average ordinary shares outstanding

For fiscal 2026 (ending April 30, 2026):

•Total revenue is expected to be between $1.679 billion and $1.689 billion, representing 14% year-over-year growth at the midpoint (13% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 16%
•Non-GAAP diluted earnings per share is expected to be between $2.29 and $2.35, assuming between 109.0 million and 111.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.16 US Dollars; and 1 Great British Pound = 1.35 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” below for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net (loss)/earnings per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

As previously announced, Elastic’s executive management team will host a conference call today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, integrates its deep expertise in search technology with artificial intelligence to help everyone transform all of their data into answers, actions and outcomes. Elastic's Search AI Platform — the foundation for its search, observability, and security solutions — is used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending October 31, 2025 and fiscal year ending April 30, 2026, the expected performance or benefits of and demand for our offerings, our product strategy and innovation, our views on the impacts of AI in technology decision-making, and the value of our products. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to, those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations, the uncertain inflation and interest rate environment, and tariffs and other international trade policies on our results; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; our international expansion strategy; the impact of our licensing model on the use and adoption of our software; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy; our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effects from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 and subsequent quarterly and current reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the non-GAAP measures discussed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business and financial results.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP loss, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. Additionally, non-GAAP net income and non-GAAP earnings per share are adjusted for an assumed provision for income taxes based on a projected non-GAAP annual effective tax rate of 13%. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest on long-term debt less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Elastic Investor Relations
ir@elastic.co

Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended July 31,
	2025	2024
Revenue
Subscription	$388,583	$323,774
Services	26,705	23,646
Total revenue	415,288	347,420
Cost of revenue
Subscription	69,418	68,347
Services	27,328	23,410
Total cost of revenue	96,746	91,757
Gross profit	318,542	255,663
Operating expenses
Research and development	109,122	89,332
Sales and marketing	174,054	157,357
General and administrative	44,806	42,673
Restructuring and other related charges	—	139
Total operating expenses	327,982	289,501
Operating loss	(9,440)	(33,838)
Other income, net
Interest expense	(6,351)	(6,526)
Other income, net	15,782	11,208
Loss before income taxes	(9)	(29,156)
Provision for income taxes	24,594	20,071
Net loss	$(24,603)	$(49,227)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.23)	$(0.48)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	105,961,879	102,284,435

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of July 31, 2025	As of April 30, 2025
Assets
Current assets:
Cash and cash equivalents	$662,338	$727,543
Restricted cash	3,652	3,671
Marketable securities	832,000	669,717
Accounts receivable, net of allowance for credit losses of $5,238 and $5,510 as of July 31, 2025 and April 30, 2025, respectively	221,989	375,613
Deferred contract acquisition costs	85,009	86,205
Prepaid expenses and other current assets	73,323	68,258
Total current assets	1,878,311	1,931,007
Property and equipment, net	6,335	6,589
Goodwill	326,081	319,417
Operating lease right-of-use assets	21,582	22,334
Intangible assets, net	13,828	11,404
Deferred contract acquisition costs, non-current	114,868	117,762
Deferred tax assets	146,506	168,045
Other assets	16,491	16,295
Total assets	$2,524,002	$2,592,853
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$26,513	$17,150
Accrued expenses and other liabilities	73,295	86,347
Accrued compensation and benefits	82,826	93,714
Operating lease liabilities	8,043	8,928
Deferred revenue	710,136	802,117
Total current liabilities	900,813	1,008,256
Deferred revenue, non-current	44,519	50,340
Long-term debt, net	570,016	569,729
Operating lease liabilities, non-current	16,112	16,357
Other liabilities, non-current	21,186	20,937
Total liabilities	1,552,646	1,665,619
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2025 and April 30, 2025	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 106,268,106 shares issued and outstanding as of July 31, 2025 and 105,534,887 shares issued and outstanding as of April 30, 2025	1,120	1,112
Treasury stock	(369)	(369)
Additional paid-in capital	2,119,669	2,049,416
Accumulated other comprehensive loss	(24,740)	(23,204)
Accumulated deficit	(1,124,324)	(1,099,721)
Total shareholders’ equity	971,356	927,234
Total liabilities and shareholders’ equity	$2,524,002	$2,592,853

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2025	2024
Cash flows from operating activities
Net loss	$(24,603)	$(49,227)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,316	4,173
Amortization of premium and accretion of discount on marketable securities, net	(1,393)	(2,200)
Amortization of deferred contract acquisition costs	26,173	23,181
Amortization of debt issuance costs	287	275
Non-cash operating lease cost	2,316	2,838
Stock-based compensation expense	69,935	63,543
Deferred income taxes	21,562	14,723
Unrealized foreign currency transaction gain	(364)	(181)
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	153,982	127,203
Deferred contract acquisition costs	(22,284)	(13,900)
Prepaid expenses and other current assets	(5,066)	176
Other assets	(1,075)	(1,939)
Accounts payable	9,570	(16,400)
Accrued expenses and other liabilities	(14,892)	(9,028)
Accrued compensation and benefits	(10,987)	(17,789)
Operating lease liabilities	(2,730)	(3,374)
Deferred revenue	(97,912)	(69,320)
Net cash provided by operating activities	104,835	52,754
Cash flows from investing activities
Purchases of property and equipment	(656)	(747)
Business acquisitions, net of cash acquired	(8,489)	—
Purchases of marketable securities	(248,596)	(95,163)
Sales, maturities, and redemptions of marketable securities	87,366	92,390
Net cash used in investing activities	(170,375)	(3,520)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	326	4,745
Net cash provided by financing activities	326	4,745
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(10)	1,239
Net (decrease) increase in cash, cash equivalents, and restricted cash	(65,224)	55,218
Cash, cash equivalents, and restricted cash, beginning of period	731,214	543,089
Cash, cash equivalents, and restricted cash, end of period	$665,990	$598,307

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2025		2024
	Amount	% of Total Revenue	Amount	% of Total Revenue
Annual Elastic Cloud	$145,912	35%	$111,031	32%
Monthly Elastic Cloud	49,862	12%	46,250	13%
Total Elastic Cloud	195,774	47%	157,281	45%
Other subscription	192,809	47%	166,493	48%
Total subscription	388,583	94%	323,774	93%
Services	26,705	6%	23,646	7%
Total revenue	$415,288	100%	$347,420	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31, 2025	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Annual Elastic Cloud	$145,912	31%	31%	8%	8%
Monthly Elastic Cloud	49,862	8%	8%	6%	6%
Total Elastic Cloud	195,774	24%	24%	8%	7%
Other subscription	192,809	16%	14%	7%	4%
Total subscription	388,583	20%	19%	7%	6%
Total revenue	$415,288	20%	18%	7%	5%

Total sales-led subscription revenue	$338,721	22%	20%	8%	6%

Total deferred revenue	$754,655	20%	19%	(11)%	(11)%
Total remaining performance obligations	$1,460,676	16%	15%	(5)%	(6)%
Remaining performance obligations due within 12 months	$956,494	18%	17%	(4)%	(4)%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2025	2024
Net cash provided by operating activities	$104,835	$52,754
Less: Purchases of property and equipment	(656)	(747)
Add: Interest paid on long-term debt	11,859	11,859
Adjusted free cash flow (1)	$116,038	$63,866
Net cash used in investing activities	$(170,375)	$(3,520)
Net cash provided by financing activities	$326	$4,745
Net cash provided by operating activities (as a percentage of total revenue)	25%	15%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	3%	3%
Adjusted free cash flow margin	28%	18%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $3.0 million during the three months ended July 31, 2024. There were no cash payments for restructuring and other charges during the three months ended July 31, 2025.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended July 31,
	2025	2024
Gross Profit Reconciliation:
GAAP gross profit	$318,542	$255,663
Stock-based compensation expense and related employer taxes	6,843	6,309
Amortization of acquired intangibles	1,576	3,275
Non-GAAP gross profit	$326,961	$265,247
Gross Margin Reconciliation(1):
GAAP gross margin	76.7%	73.6%
Stock-based compensation expense and related employer taxes	1.6%	1.8%
Amortization of acquired intangibles	0.4%	0.9%
Non-GAAP gross margin	78.7%	76.3%
Operating (Loss) Income Reconciliation:
GAAP operating loss	$(9,440)	$(33,838)
Stock-based compensation expense and related employer taxes	72,863	67,567
Amortization of acquired intangibles	1,576	3,275
Acquisition-related expenses	127	48
Restructuring and other related charges	—	139
Non-GAAP operating income	$65,126	$37,191
Operating Margin Reconciliation(1):
GAAP operating margin	(2.3)%	(9.7)%
Stock-based compensation expense and related employer taxes	17.5%	19.4%
Amortization of acquired intangibles	0.4%	0.9%
Acquisition-related expenses	—%	—%
Restructuring and other related charges	—%	—%
Non-GAAP operating margin	15.7%	10.7%
Net (Loss) Income Reconciliation:
GAAP net loss	$(24,603)	$(49,227)
Stock-based compensation expense and related employer taxes	72,863	67,567
Amortization of acquired intangibles	1,576	3,275
Acquisition-related expenses	127	48
Restructuring and other related charges	—	139
Income tax effects and adjustments(2)	14,902	15,314
Non-GAAP net income	$64,865	$37,116
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.61	$0.36
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.60	$0.35
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	105,961,879	102,284,435
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	107,891,810	105,964,740
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Effective May 1, 2025, we use a projected non-GAAP annual effective tax rate of 13% for the purpose of determining non-GAAP net income and non-GAAP earnings per share, basic and diluted, across the interim period. We believe this approach provides investors with a more consistent view of our underlying operating performance. Our annual projected non-GAAP tax rate excludes the impact from stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, discrete tax items, releases of valuation allowance against deferred tax assets, and other non-recurring tax adjustments, which may vary in size and frequency. Our annual projected non-GAAP tax rate may change due to factors such as new tax legislation, shifts in the geographic mix of earnings, or other significant business developments. We assess this rate as needed to ensure it reflects current conditions. Applying a consistent annual rate improves comparability across reporting periods by excluding the effects of discrete or non-recurring tax items.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2025	2024
Cost of revenue reconciliation:
GAAP subscription	$69,418	$68,347
Stock-based compensation expense and related employer taxes	(2,653)	(2,520)
Amortization of acquired intangibles	(1,576)	(3,275)
Non-GAAP subscription	$65,189	$62,552
GAAP services	$27,328	$23,410
Stock-based compensation expense and related employer taxes	(4,190)	(3,789)
Non-GAAP services	$23,138	$19,621
Operating expenses reconciliation:
GAAP research and development expense	$109,122	$89,332
Stock-based compensation expense and related employer taxes	(27,773)	(25,722)
Acquisition-related expenses	(8)	(48)
Non-GAAP research and development expense	$81,341	$63,562
GAAP sales and marketing expense	$174,054	$157,357
Stock-based compensation expense and related employer taxes	(24,069)	(22,449)
Non-GAAP sales and marketing expenses	$149,985	$134,908
GAAP general and administrative expense	$44,806	$42,673
Stock-based compensation expense and related employer taxes	(14,178)	(13,087)
Acquisition-related expenses	(119)	—
Non-GAAP general and administrative expense	$30,509	$29,586